LOUISIANA-PACIFIC CORPORATION
                                AND SUBSIDIARIES


                                                            STATE/
                                                            PROVINCE/COUNTRY
                                                            OF DOMICILE
                                                            -----------

LOUISIANA-PACIFIC CORPORATION                                DELAWARE

     DOMESTIC SUBSIDIARIES
     ---------------------

         ASSOCIATED CHEMISTS, INC.                           OREGON
         CREATIVE POINT, INC.                                CALIFORNIA
         GREENSTONE INDUSTRIES, INC.                         DELAWARE
                 PACIFIC RIM RECYCLING, INC.                 DELAWARE
                 GREENSTONE INDUSTRIES-FT. WAYNE, INC.       INDIANA
         KETCHIKAN PULP COMPANY                              WASHINGTON
         LOUISIANA-PACIFIC CORPORATION (W. VA.)              WEST VIRGINIA
         LOUISIANA-PACIFIC POLYMERS, INC.                    OREGON
         LOUISIANA-PACIFIC TIMBER COMPANY                    OREGON
                 L-PSPV, INC.                                DELAWARE
         LPS CORPORATION                                     OREGON
                 L-P REDWOOD, LLC                            DELAWARE
                 LOUISIANA-PACIFIC SAMOA, INC.               OREGON
         NEW WAVERLY TRANSPORTATION, INC.                    TEXAS

     FOREIGN SUBSIDIARIES
     --------------------

         LOUISIANA-PACIFIC CANADA LTD.                       BRITISH COLUMBIA,
                                                              CANADA
                 LOUISIANA-PACIFIC CANADA DAWSON CREEK LTD   BRITISH COLUMBIA,
                                                              CANADA
         LOUISIANA-PACIFIC CANADA PULP CO.                   NOVA SCOTIA,
                                                              CANADA
         LOUISIANA-PACIFIC DE MEXICO, S.A. DE C.V.           MEXICO
         LOUISIANA-PACIFIC, S.A. DE C.V.                     MEXICO
         LOUISIANA-PACIFIC DE VENEZUELA, C.A.                VENEZUELA
         LOUISIANA-PACIFIC COILLTE IRELAND LIMITED           IRELAND
         L-P FOREIGN SALES CORPORATION                       GUAM